2020 RESTRICTED STOCK UNIT PLAN (for residents of Canada)

Residents of Canada

1.	Plan Purpose:

The purpose of the 2016 Restricted Stock Unit Plan (the “Plan”) is to provide an incentive to selected employees and nonemployee directors to promote optimum individual contribution to sustained improvement in the Company’s business performance and shareholder value, and to motivate them to remain with the Company, its wholly owned subsidiaries or a Designated Employer, and to promote continued loyalty to the Company and avoidance of conflict of interest during the period following termination of Continued Employment.

2.	Description of Units:

This incentive is provided by the grant of Restricted Stock Units (“RSU”) which give the Plan participant the right, subject to the terms and conditions herein:

(a)

on the first Vesting Date, if the Grantee has received RSUs vesting the first 50% on the third anniversary of the Grant Date, to receive from the Company, upon vesting, an amount in respect of each RSU, which is equal to the Vesting Price; and

(b)

on the first Vesting Date, if the Grantee has received RSUs vesting the first 50% on the fifth anniversary of the Grant Date, and on the last Vesting Date, to receive from the Company, upon vesting, Common Shares, or to elect to receive a cash amount in respect of each RSU, which is equal to the Vesting Price.

3.	Eligibility and Awards:

RSUs will be granted only to selected employees and to nonemployee directors of the Company or to selected employees of a Designated Employer. Frequency and level of awards to individual participants will be determined by the administrative authority. Individual awards under this Plan will not necessarily be granted annually. The entitlement to receive amounts and Common Shares pursuant to clause 2 and clause 6 arises from past services rendered from the Grant Date to the date of vesting of the RSU.

4.	Definitions:

In this Plan document, except where the context otherwise indicates, the following definitions apply:

(a)	“Administrative authority” means the Board of Directors of the Company and those committees and persons designated as the administrative authority pursuant to clause 13(e).

(b)	“Affiliate” means a legal entity which controls, or which is controlled by, or which is controlled by an entity which controls, the Company.

(c)	“Common Share” means a common share in the capital of the Company.

(d)	“Company” means Imperial Oil Limited.

(e)

“Continued Employment” means continued employment after the RSU Grant Date with any one or more of the Company, its wholly owned subsidiaries or a Designated Employer, and for nonemployee directors means the period of time while serving as a director of Imperial Oil Limited.

(f)

“Control” means the power to direct or cause the direction of the management and policies of another person or entity whether through the ownership of shares or partnership interest, a contract, trust arrangement or any other means, either directly or indirectly, that results in control in fact and without restricting the generality of the foregoing includes, with respect to the control of or by a corporation or a partnership, the ownership of shares or partnership interest carrying not less than 50% of the voting rights regardless of whether such ownership occurs directly or indirectly, as contemplated above. “Controls” and “Controlled by” and other derivatives shall be construed accordingly.

(g)	“Designated Employer” means an employer which is an affiliate of the Company and which is designated as such for the purposes of this Plan by the Company.

(h)

“Detrimental activity” of a Grantee means, with respect to the Grantee’s retention of outstanding awards under this Plan, activity at any time that is determined in individual cases by the administrative authority to be (a) a material violation of applicable standards, policies, or procedures of the Company or an affiliate; or (b) a material breach of legal or other duties owed by the Grantee to the Company or an affiliate; or (c) a material breach of any contract between the Grantee and the Company or an affiliate; or (d) acceptance by the Grantee of duties to a third party under circumstances that create a material conflict of interest, or the appearance of a material conflict of interest. Detrimental activity includes, without limitation, activity that would be a basis for termination of employment for cause under applicable law in Canada. With respect to material conflict of interest or the appearance of material conflict of interest, such conflict or appearance might occur when, for example and without limitation, a Grantee holding an outstanding award becomes employed or otherwise engaged by an entity that regulates, deals with, or competes with the Company or an affiliate.

(i)

With respect to Executive Employees of the Company or a Designated Employer, detrimental activity, or the activity otherwise described in clause 7(f)(ii), may occur at any time prior to vesting of the employee’s outstanding awards.

(ii)

With respect to Managerial, Professional and Technical (MPT) Employees of the Company or a Designated Employer, detrimental activity, or the activity otherwise described in clause 7(f)(ii), may occur at any time prior to, or within 36 months of, termination of Continued Employment of such Managerial, Professional and Technical Employee.

(iii)

With respect to nonemployee directors of the Company, detrimental activity, or the activity otherwise described in clause 7(f)(ii), may occur at any time prior to, or within 24 months of, termination of Continued Employment of the nonemployee director. Notwithstanding any other provision of this clause, with respect to a nonemployee director, any actions taken by a nonemployee director or former nonemployee director who acted in good faith and in the best interests of the Company shall not constitute detrimental activity.

(i)	“Dividend Equivalents” means cash payments pursuant to clause 6 corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.

(j)	“Grant Date” means the date specified in the Grant Instrument that an RSU is granted under the Plan.

(k)	“Grant Instrument” means the document given by the Company to an employee and nonemployee director governing a grant of Restricted Stock Units.

(l)	“Grantee” means the recipient of a Grant Instrument.

(m)	“Legal Representatives” means a Grantee’s executors or administrators.

(n)

“Normal retirement time” means for each employee, the first day of the month immediately following the normal retirement date, as determined in the Imperial Oil Limited Retirement Plan (or the provision in any plan or plans of the Company substituted therefore).

(o)

“Terminate” means cease to be an employee for any reason, whether at the initiative of the employee, the employer, or otherwise. That reason could include, without limitation, resignation or retirement by the employee; discharge of the employee by the employer, with or without cause; death; transfer of employment to an entity that is a not an affiliate; or a sale, divestiture, or other transaction as a result of which an employer ceases to be an affiliate. A change of employment from the Company or one affiliate to another affiliate, or to the Company, is not a termination. The time or date of termination is not necessarily the employee’s last day on the payroll.

(p)	“Vesting Date” means, in respect of an RSU being vested pursuant to clause 5, the dates on which the RSU is vested, the date of death of a Grantee or the date of deferral of vesting, as applicable.

(q)

“Vesting Price” for a particular RSU means the average of the weighted average price (as determined by the Toronto Stock Exchange) of Common Shares of the Company on the Toronto Stock Exchange on the Vesting Date and the four consecutive trading days immediately prior to the Vesting Date, or if there is no weighted average price on any such day or days, the weighted average price on the Toronto Stock Exchange on the day or days immediately preceding the fourth trading day prior to the Vesting Date shall be included in computing such average.

5.	Vesting of Units:

Subject to the restrictions in clause 7 or the deferral of vesting in clause 8, the total number of RSUs granted under a particular Grant Instrument shall vest in accordance with the following schedule:

(a)	50% of the RSUs will vest on either:

(i)	the third anniversary following the Grant Date, or

(ii)	the fifth anniversary following the Grant Date,

the choice of which will be at the discretion of the administrative authority and which will be set out in the Grant Instrument; and

(b)	the remaining 50% of the RSUs will vest on either:

(i)	the seventh anniversary following the Grant Date, or

(ii)	the tenth anniversary following the Grant Date,

the choice of which will be at the discretion of the administrative authority and which will be set out in the Grant Instrument.

6.	Dividend Equivalents:

The Company will pay the Grantee cash with respect to each outstanding RSU granted to the Grantee corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.

7.	Restrictions on RSUs:

(a)	No RSU will be vested other than in accordance with the provisions of clauses 5, 7 and 8.

(b)

Except as provided hereinafter, an RSU will be vested only during Continued Employment. Notwithstanding the foregoing but subject to the provisions of clause 7(f)(ii), an RSU may continue to be vested by a nonemployee director subsequent to his or her Continued Employment in accordance with the provisions of clauses 5, 7 and 8.

(c)

In case the Grantee becomes entitled on or after the Grant Date to payment of extended disability benefits under the Company’s extended disability benefit plan, the RSUs or the balance remaining will be vested in accordance with the provisions of clause 5.

(d)	In case of death of the Grantee, the outstanding RSUs will vest as of the date of death and be paid to the Grantee’s Legal Representatives.

(e)

In case the Grantee’s Continued Employment terminates before normal retirement time, and on or before the seventh anniversary of the Grant Date, where the last Vesting Date has been determined pursuant to clause 5(b)(i), or the tenth anniversary of the Grant Date, where the last Vesting Date has been determined pursuant to clause 5(b)(ii), and the Grantee becomes entitled to an annuity under the Imperial Oil Limited Retirement Plan (or the provision in any plan or plans of the Company substituted therefore), the administrative authority shall determine, at its discretion, whether the Grantee’s RSUs will not be forfeited.

(i)

Notwithstanding section 7(e), the Company’s practice is not to forfeit any RSUs upon termination in the event that Grantee’s Continued Employment terminates on or after the date Grantee reaches normal retirement time in circumstances where Grantee becomes entitled to an annuity under the Imperial Oil Limited Retirement Plan (or the provision in any plan or plans of the Company substituted therefore).

(f)

Notwithstanding anything to the contrary in this Plan, the administrative authority, at its discretion, may determine that the Grantee’s RSUs, or the balance remaining, are forfeited as a consequence of any of the following situations:

(i)	the administrative authority believes that the Grantee intends to terminate Continued Employment and clauses 7(b), 7(c), 7(d) and 7(e) would not be applicable,

(ii)

the Grantee, without the written consent of the administrative authority, directly or indirectly is employed in, or as principal, agent, partner or otherwise engages in any business that is in competition with the Company, as determined by the administrative authority, or otherwise engages in detrimental activity, as determined by the administrative authority during Continued Employment or during the period of time described in clause 4(h)(i), (ii) or (iii), as the case may be, with respect to such Grantee, or

(iii)	the administrative authority determines that Grantee has committed a fraudulent act during Grantee’s Continued Employment.

(g)	Except as provided in clauses 7(b), 7(c), 7(d), and 7(e), the RSUs, or the balance remaining, if not forfeited earlier, will be forfeited after the last day of Continued Employment.

(h)

Notwithstanding any other provision of this clause 7, the administrative authority may determine that a Grantee’s RSUs will not be forfeited in whole or in part after the cessation of Continued Employment.

(i)

For purposes of this Program, the administrative authority may determine that the time or date an employee resigns or otherwise terminates is the time or date the employee gives notice of resignation, accepts employment with another employer, otherwise indicates an intent to resign, or is discharged. The time or date of termination for this purpose is not necessarily the employee’s last day on the payroll.

8.	Method and Deferral of Vesting:

The RSUs will vest in accordance with clauses 5 and 7, provided however, the administrative authority may, at its discretion, defer the vesting of any RSUs to a later date in the event that a ban on trading, imposed by the Company or applicable law, in Common Shares of the Company by a director of the Company or an employee of the Company, its wholly owned subsidiaries or a Designated Employer is in effect on the Vesting Dates described in clauses 5 and 7.

9.	Issue of Common Shares:

(a)	One Common Share will be issued by the Company for each RSU that is vested on:

(i)	the first Vesting Date, if the Grantee has received RSUs vesting the first 50% on the fifth anniversary of the Grant Date, or

(ii)	the last Vesting Date,

unless the Grantee notifies the Company, in such manner and within such period of time as may be determined by the Company from time-to-time, that the Grantee elects to receive a cash payment for the RSUs equal to the Vesting Price for each RSU vested.

(b)	The aggregate number of Common Shares that may be issued pursuant to the vesting of RSUs shall not exceed 10.5 million Common Shares, provided that

(i)

the number of Common Shares issuable to insiders (as defined by the Toronto Stock Exchange), at any time, under all security based compensation arrangements, cannot exceed 10% of the issued and outstanding Common Shares; and

(ii)

the number of Common Shares issued to insiders (as defined by the Toronto Stock Exchange), within any one year period, under all security based compensation arrangements, cannot exceed 10% of the issued and outstanding Common Shares.

10.	Method of Payment:

(a)	The issue of share certificates or the cash payment of the benefit arising on the vesting of an RSU will normally be made as soon as practicable after the Vesting Date.

(b)	Cash payment of the Dividend Equivalents described in clause 6 will be made as soon as practicable after the Company pays a dividend on the Common Shares of the Company.

(c)	Payments will be reduced by any amount required to be withheld by any government authority.

11.	Repayments:

Notwithstanding the vesting of an RSU by the Grantee, in the event any of the situations described in clause 7(f)(ii) are applicable to the Grantee, the administrative authority, at its discretion, may require the Grantee to pay to the Company a cash amount equal to the Vesting Price for each RSU vested during a period up to 180 days prior to termination of the Grantee’s Continued Employment.

12.	Significant Changes:

In the case of any subdivision, consolidation, or reclassification of the shares of the Company or other relevant change in the capitalization of the Company, the administrative authority, in its discretion, may make appropriate adjustments in the number of Common Shares to be issued and the calculation of the cash amount payable per RSU, and an adjustment by the Company shall be conclusive as to the amount payable per RSU and shall be final and binding upon all persons.

13.	Other:

(a)	An RSU award does not carry any benefits associated with the Company’s benefit plans.

(b)

No right created by the granting of an RSU can be pledged in any circumstance, nor can it be assigned. Any attempt to pledge or assign may, in the discretion of the administrative authority, result in forfeiture of the rights created herein.

(c)	A Restricted Stock Unit means a unit equivalent in value to a Common Share of the Company, credited by means of a book entry on the Company’s books.

(d)

Under no circumstances shall the RSUs be considered Common Shares or other securities of the Company, nor shall they entitle any Grantee to exercise voting rights or any other rights attaching to the ownership of the Common Shares or other securities of the Company, nor shall any Grantee be considered the owner of the Common Shares by virtue of the award of the RSUs.

(e)

The Company’s Board of Directors is the ultimate administrative authority for this Plan, with the power to interpret and administer its provisions. The Board of Directors may delegate its authority to a committee which, except in the case of the Executive Resources Committee, need not be a committee of the Board. Subject to the authority of the Board or an authorized committee, the Chairman of the Board and his delegates will serve as the administrative authority for purposes of establishing requirements and procedures for the operation of this Plan; making final determinations and interpretations with respect to outstanding awards; and exercising other powers assigned to the administrative authority under this Plan.

(f)

The Company’s obligation to issue Common Shares in accordance with the Plan is subject to compliance with applicable securities laws and the rules and regulations of applicable securities regulatory authorities and stock exchanges regarding the issuance and distribution of such Common Shares and to the listing of such additional Common Shares on any stock exchange on which the Common Shares are then listed.

(g)

This Plan is conclusively deemed to be an agreement made under the laws of the Province of Ontario and, for all purposes and in respect of any claim or dispute arising hereunder or in connection herewith, shall be constituted and construed in accordance with the laws of the Province of Ontario, without regard to principles of conflict of law.

14.	Amendments to the Plan:

The Board of Directors of the Company may without the approval of the shareholders or the Grantees (i) amend the Plan with respect to RSUs previously issued and (ii) amend the Plan with respect to RSUs to be issued in the future without the approval of shareholders, provided that no amendment that:

(a)	increases the number of Common Shares reserved for issuance under the Plan;

(b)

increases the Vesting Price, expressed as either a cash amount or the number of Common Shares with respect to RSUs previously granted or to be granted, provided that in the case of any subdivision, consolidation, or reclassification of the Common Shares of the company or other relevant change in the capitalization of the Company, the Company in its discretion, may make appropriate adjustments in the number of Common Shares to be issued and in the calculation of the amount payable per unit;

(c)

extends eligibility to participate in the Plan to any persons not contemplated by clause 3, provided that the company may at any time designate affiliates of the Company as Designated Employers, the employees of which may be eligible to receive units;

(d)	extends the right of the Grantee to transfer or assign RSUs; or

(e)	adjusts the Vesting Date of any RSUs previously granted,

shall be made without securing approval by the shareholders of the Company.

15.	Consent of Grantees not Required for Amendments to the Plan:

For greater certainty, clause 14 gives the Board of Directors of the Company the right and power to amend or change the Plan at any time and from time to time in any respect without requiring the consent or approval of any of the Grantees and without any fresh or further consideration, including in order to (i) amend the Plan with respect to RSUs previously issued and (ii) amend the Plan with respect to RSUs to be issued in the future.

Imperial Oil Limited November 2020

2020 RESTRICTED STOCK UNIT PLAN (for non-residents of Canada)

Non-Residents of Canada

1.	Plan Purpose:

The purpose of the 2016 Restricted Stock Unit Plan (the “Plan”) is to provide an incentive to selected employees and nonemployee directors to promote optimum individual contribution to sustained improvement in the Company’s business performance and shareholder value, and to motivate them to remain with the Company, its wholly owned subsidiaries or a Designated Employer, and to promote continued loyalty to the Company and avoidance of conflict of interest during the period following termination of Continued Employment.

2.	Description of Units:

This incentive is provided by the grant of Restricted Stock Units (“RSU”) which give the Plan participant the right, subject to the terms and conditions herein, on each Vesting Date, to receive from the Company an amount in respect of each RSU which is equal to the Vesting Price.

3.	Eligibility and Awards:

RSUs will be granted only to selected employees and to nonemployee directors of the Company or to selected employees of a Designated Employer. Frequency and level of awards to individual participants will be determined by the administrative authority. Individual awards under this Plan will not necessarily be granted annually. The entitlement to receive amounts and Common Shares pursuant to clause 2 and clause 6 arises from past services rendered from the Grant Date to the date of vesting of the RSU.

4.	Definitions:

In this Plan document, except where the context otherwise indicates, the following definitions apply:

(a)	“Administrative authority” means the Board of Directors of the Company and those committees and persons designated as the administrative authority pursuant to clause 12(e).

(b)	“Affiliate” means a legal entity which controls, or which is controlled by, or which is controlled by an entity which controls, the Company.

(c)	“Common Share” means a common share in the capital of the Company.

(d)	“Company” means Imperial Oil Limited.

(e)

“Continued Employment” means continued employment after the RSU Grant Date with any one or more of the Company, its wholly owned subsidiaries or a Designated Employer, and for nonemployee directors means the period of time while serving as a director of Imperial Oil Limited.

(f)

“Control” means the power to direct or cause the direction of the management and policies of another person or entity whether through the ownership of shares or partnership interest, a contract, trust arrangement or any other means, either directly or indirectly, that results in control in fact and without restricting the generality of the foregoing includes, with respect to the control of or by a corporation or a partnership, the ownership of shares or partnership interest carrying not less than 50% of the voting rights regardless of whether such ownership occurs directly or indirectly, as contemplated above. “Controls” and “Controlled by” and other derivatives shall be construed accordingly.

(g)	“Designated Employer” means an employer which is an affiliate of the Company and which is designated as such for the purposes of this Plan by the Company.

(h)

“Detrimental activity” of a Grantee means, with respect to the Grantee’s retention of outstanding awards under this Plan, activity at any time that is determined in individual cases by the administrative authority to be (a) a material violation of applicable standards, policies, or procedures of the Company or an affiliate; or (b) a material breach of legal or other duties owed by the Grantee to the Company or an affiliate; or (c) a material breach of any contract between the Grantee and the Company or an affiliate; or (d) acceptance by the Grantee of duties to a third party under circumstances that create a material conflict of interest, or the appearance of a material conflict of interest. Detrimental activity includes, without limitation, activity that would be a basis for termination of employment for cause under applicable law in Canada. With respect to material conflict of interest or the appearance of material conflict of interest, such conflict or appearance might occur when, for example and without limitation, a Grantee holding an outstanding award becomes employed or otherwise engaged by an entity that regulates, deals with, or competes with the Company or an affiliate.

(i)

With respect to Executive Employees of the Company or a Designated Employer, detrimental activity, or the activity otherwise described in clause 7(f)(ii), may occur at any time prior to vesting of the employee’s outstanding awards.

(ii)

With respect to Managerial, Professional and Technical (MPT) Employees of the Company or a Designated Employer, detrimental activity, or the activity otherwise described in clause 7(f)(ii), may occur at any time prior to, or within 36 months of, termination of Continued Employment of such Managerial, Professional and Technical Employee.

(iii)

With respect to nonemployee directors of the Company, detrimental activity, or the activity otherwise described in clause 7(f)(ii), may occur at any time prior to, or within 24 months of, termination of Continued Employment of the nonemployee director. Notwithstanding any other provision of this clause, with respect to a nonemployee director, any actions taken by a nonemployee director or former nonemployee director who acted in good faith and in the best interests of the Company shall not constitute detrimental activity.

(i)	“Dividend Equivalents” means cash payments pursuant to clause 6 corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.

(j)	“Grant Date” means the date specified in the Grant Instrument that an RSU is granted under the Plan.

(k)	“Grant Instrument” means the document given by the Company to an employee and nonemployee director governing a grant of Restricted Stock Units.

(l)	“Grantee” means the recipient of a Grant Instrument.

(m)	“Legal Representatives” means a Grantee’s executors or administrators.

(n)

“Normal retirement time” means for each employee, the first day of the month immediately following the normal retirement date, as determined in the Imperial Oil Limited Retirement Plan (or the provision in any plan or plans of the Company substituted therefore).

(o)

“Terminate” means cease to be an employee for any reason, whether at the initiative of the employee, the employer, or otherwise. That reason could include, without limitation, resignation or retirement by the employee; discharge of the employee by the employer, with or without cause; death; transfer of employment to an entity that is a not an affiliate; or a sale, divestiture, or other transaction as a result of which an employer ceases to be an affiliate. A change of employment from the Company or one affiliate to another affiliate, or to the Company, is not a termination. The time or date of termination is not necessarily the employee’s last day on the payroll.

(p)	“Vesting Date” means, in respect of an RSU being vested pursuant to clause 5, the dates on which the RSU is vested, the date of death of a Grantee or the date of deferral of vesting, as applicable.

(q)

“Vesting Price” for a particular RSU means the average of the weighted average price (as determined by the Toronto Stock Exchange) of Common Shares of the Company on the Toronto Stock Exchange on the Vesting Date and the four consecutive trading days immediately prior to the Vesting Date, or if there is no weighted average price on any such day or days, the weighted average price on the Toronto Stock Exchange on the day or days immediately preceding the fourth trading day prior to the Vesting Date shall be included in computing such average.

5.	Vesting of Units:

Subject to the restrictions in clause 7 or the deferral of vesting in clause 8, the total number of RSUs granted under a particular Grant Instrument shall vest in accordance with the following schedule:

(a)	50% of the RSUs will vest on either:

(i)	the third anniversary following the Grant Date, or

(ii)	the fifth anniversary following the Grant Date,

the choice of which will be at the discretion of the administrative authority and which will be set out in the Grant Instrument; and

(b)	the remaining 50% of the RSUs will vest on either:

(i)	the seventh anniversary following the Grant Date, or

(ii)	the tenth anniversary following the Grant Date,

the choice of which will be at the discretion of the administrative authority and which will be set out in the Grant Instrument.

6.	Dividend Equivalents:

The Company will pay the Grantee cash with respect to each outstanding RSU granted to the Grantee corresponding in amount and timing to the cash dividend that is paid by the Company on a Common Share of the Company.

7.	Restrictions on RSUs:

(a)	No RSU will be vested other than in accordance with the provisions of clauses 5, 7 and 8.

(b)

Except as provided hereinafter, an RSU will be vested only during Continued Employment. Notwithstanding the foregoing but subject to the provisions of clause 7(f)(ii), an RSU may continue to be vested by a nonemployee director subsequent to his or her Continued Employment in accordance with the provisions of clauses 5, 7 and 8.

(c)

In case the Grantee becomes entitled on or after the Grant Date to payment of extended disability benefits under the Company’s extended disability benefit plan, the RSUs or the balance remaining will be vested in accordance with the provisions of clause 5.

(d)	In case of death of the Grantee, the outstanding RSUs will vest as of the date of death and be paid to the Grantee’s Legal Representatives.

(e)

In case the Grantee’s Continued Employment terminates before normal retirement time, and on or before the seventh anniversary of the Grant Date, where the last Vesting Date has been determined pursuant to clause 5(b)(i), or the tenth anniversary of the Grant Date, where the last Vesting Date has been determined pursuant to clause 5(b)(ii), and the Grantee becomes entitled to an annuity under the Imperial Oil Limited Retirement Plan (or the provision in any plan or plans of the Company substituted therefore), the administrative authority shall determine, at its discretion, whether the Grantee’s RSUs will not be forfeited.

(i)

Notwithstanding section 7(e), the Company’s practice is not to forfeit any RSUs upon termination in the event that Grantee’s Continued Employment terminates on or after the date Grantee reaches normal retirement time in circumstances where Grantee becomes entitled to an annuity under the Imperial Oil Limited Retirement Plan (or the provision in any plan or plans of the Company substituted therefore).

(f)

Notwithstanding anything to the contrary in this Plan, the administrative authority, at its discretion, may determine that the Grantee’s RSUs, or the balance remaining, are forfeited as a consequence of any of the following situations:

(i)	the administrative authority believes that the Grantee intends to terminate Continued Employment and clauses 7(b), 7(c), 7(d) and 7(e) would not be applicable,

(ii)

the Grantee, without the written consent of the administrative authority, directly or indirectly is employed in, or as principal, agent, partner or otherwise engages in any business that is in competition with the Company, as determined by the administrative authority, or otherwise engages in detrimental activity, as determined by the administrative authority during the period of time described in clause 4(h)(i), (ii) or (iii), as the case may be, with respect to such Grantee, or

(iii)	the administrative authority determines that Grantee has committed a fraudulent act during Grantee’s Continued Employment.

(g)	Except as provided in clauses 7(b), 7(c), 7(d), and 7(e), the RSUs, or the balance remaining, if not forfeited earlier, will be forfeited after the last day of Continued Employment.

(h)

Notwithstanding any other provision of this clause 7, the administrative authority may determine that a Grantee’s RSUs will not be forfeited in whole or in part after the cessation of Continued Employment.

(i)

For purposes of this Program, the administrative authority may determine that the time or date an employee resigns or otherwise terminates is the time or date the employee gives notice of resignation, accepts employment with another employer, otherwise indicates an intent to resign, or is discharged. The time or date of termination for this purpose is not necessarily the employee’s last day on the payroll.

8.	Method and Deferral of Vesting:

The RSUs will vest in accordance with clauses 5 and 7, provided however, the administrative authority may, at its discretion, defer the vesting of any RSUs to a later date in the event that a ban on trading, imposed by the Company or applicable law, in Common Shares of the Company by a director of the Company or an employee of the Company, its wholly owned subsidiaries or a Designated Employer is in effect on the Vesting Dates described in clauses 5 and 7.

9.	Method of Payment:

(a)	Cash payment of the benefit arising on the vesting of an RSU will normally be made as soon as practicable after the Vesting Date.

(b)	Cash payment of the Dividend Equivalents described in clause 6 will be made as soon as practicable after the Company pays a dividend on the Common Shares of the Company.

(c)	Payments will be reduced by any amount required to be withheld by any government authority.

10.	Repayments:

Notwithstanding the vesting of an RSU by the Grantee, in the event any of the situations described in clause 7(f)(ii) are applicable to the Grantee, the administrative authority, at its discretion, may require the Grantee to pay to the Company a cash amount equal to the Vesting Price for each RSU vested during a period up to 180 days prior to termination of the Grantee’s Continued Employment.

11.	Significant Changes:

In the case of any subdivision, consolidation, or reclassification of the shares of the Company or other relevant change in the capitalization of the Company, the administrative authority, in its discretion, may make appropriate adjustments in the cash amount payable per RSU, and an adjustment by the Company shall be conclusive as to the amount payable per RSU and shall be final and binding upon all persons.

12.	Other:

(a)	An RSU award does not carry any benefits associated with the Company’s benefit plans.

(b)

No right created by the granting of an RSU can be pledged in any circumstance, nor can it be assigned. Any attempt to pledge or assign may, in the discretion of the administrative authority, result in forfeiture of the rights created herein.

(c)	A Restricted Stock Unit means a unit equivalent in value to a Common Share of the Company, credited by means of a book entry on the Company’s books.

(d)

Under no circumstances shall the RSUs be considered Common Shares or other securities of the Company, nor shall they entitle any Grantee to exercise voting rights or any other rights attaching to the ownership of the Common Shares or other securities of the Company, nor shall any Grantee be considered the owner of the Common Shares by virtue of the award of the RSUs.

(e)

The Company’s Board of Directors is the ultimate administrative authority for this Plan, with the power to interpret and administer its provisions. The Board of Directors may delegate its authority to a committee which, except in the case of the Executive Resources Committee, need not be a committee of the Board. Subject to the authority of the Board or an authorized committee, the Chairman of the Board and his delegates will serve as the administrative authority for purposes of establishing requirements and procedures for the operation of this Plan; making final determinations and interpretations with respect to outstanding awards; and exercising other powers assigned to the administrative authority under this Plan.

(f)

This Plan is conclusively deemed to be an agreement made under the laws of the Province of Ontario and, for all purposes and in respect of any claim or dispute arising hereunder or in connection herewith, shall be constituted and construed in accordance with the laws of the Province of Ontario, without regard to principles of conflict of law.

13.	Amendments to the Plan:

The Board of Directors of the Company may without the approval of the shareholders or the Grantees (i) amend the Plan with respect to RSUs previously issued and (ii) amend the Plan with respect to RSUs to be issued in the future without the approval of shareholders, provided that no amendment that:

(a)	increases the number of Common Shares reserved for issuance under the Plan;

(b)

increases the Vesting Price, expressed as either a cash amount or the number of Common Shares with respect to RSUs previously granted or to be granted, provided that in the case of any subdivision, consolidation, or reclassification of the Common Shares of the company or other relevant change in the capitalization of the Company, the Company in its discretion, may make appropriate adjustments in the number of Common Shares to be issued and in the calculation of the amount payable per unit;

(c)

extends eligibility to participate in the Plan to any persons not contemplated by clause 3, provided that the company may at any time designate affiliates of the Company as Designated Employers, the employees of which may be eligible to receive units;

(d)	extends the right of the Grantee to transfer or assign RSUs; or

(e)	adjusts the Vesting Date of any RSUs previously granted, shall be made without securing approval by the shareholders of the Company.

14.	Consent of Grantees not Required for Amendments to the Plan:

For greater certainty, clause 13 gives the Board of Directors of the Company the right and power to amend or change the Plan at any time and from time to time in any respect without requiring the consent or approval of any of the Grantees and without any fresh or further consideration, including in order to (i) amend the Plan with respect to RSUs previously issued and (ii) amend the Plan with respect to RSUs to be issued in the future.

Imperial Oil Limited November 2020